UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 31, 2025, Signing Day Sports, Inc., a Delaware corporation (the “Company”), issued a press release to announce the execution of the Sponsorship Agreement, dated as of January 30, 2025 (the “Sponsorship Agreement”), between Goat Farm Sports, LLC, a New Jersey limited liability company, and the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto, the statements contained therein, and this Current Report on Form 8-K may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions.  Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the Company’s ability to realize the expected benefits of its collaboration with the owner of the U.S. Army Bowl; the ability of the collaboration to yield significant revenues or other value for the Company; the Company’s ability to execute the collaboration strategy as expected; the number of student-athletes who will use and purchase subscriptions to the Company’s app through the Company’s U.S. Army Bowl collaboration; the Company's ability to obtain additional funding to develop additional services and offerings; market acceptance of the Company's offerings; competition from existing online offerings or new offerings that may emerge; impacts from strategic changes to the Company’s business on its net sales, revenues, income from continuing operations, or other results of operations; the Company's ability to attract new users and customers, increase the rate of subscription renewals, and slow the rate of user attrition; the Company's ability and third parties' abilities to protect intellectual property rights; the Company's ability to adequately support future growth; the Company's ability to comply with user data privacy laws and other current or anticipated legal requirements; and the Company's ability to attract and retain key personnel to manage its business effectively, and other risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 31, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2025	Signing Day Sports, Inc.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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